Business Combinations	12 Months Ended
Dec. 31, 2025
Business Combinations [Abstract]
Business Combinations
3.	BUSINESS COMBINATIONS
Business Combinations in 2023:
In January 2023, the Group acquired 100% equity interests of an entity at a cash consideration of RMB130 million, among which RMB114 million wa
s allocated to goodwill.
Goodwill, which is non-deductible for tax purposes, is primarily attributable to the synergies expected to be achieved from the acquisition.
Neither the results of operations since the acquisition date nor the pro forma results of operations of the acquiree were presented because the effect of the business combination was not significant to the Group’s consolidated results of operations.
The valuations used in the purchase price allocation were determined by the Group with the assistance of independent third-party valuation firm. The valuation report considered generally accepted valuation methodologies such as the income, market and cost approaches.
Business Combinations in 2025:
Acquisition of YY Live
In 2021, the Group paid US$
1.9
billion cash consideration and deposited US$
1.6
 billion into escrow in connection with a proposed acquisition of YY Live. As the original transaction did not consummate and was terminated in 2024, these amounts were recorded in “Receivables related to the proposed acquisition of YY Live, net” and “Restricted cash”, respectively, on the consolidated balance sheet as of December 31, 2024.
On February 25, 2025, the Group entered into new agreements with JOYY Inc. and acquired
100%
 equity interests in YY Live. The purchase consideration included the aforementioned US$
1.9
billion paid in 2021 and an additional cash consideration of US$
240
million. Upon closing, the aforementioned US$1.6 billion held in escrow was fully released back to the Group. YY Live’s results of operations were included in the Group’s consolidated financial statements since the date of acquisition.

The Group completed the valuations necessary to assess the fair values of the tangible and intangible assets acquired and liabilities assumed, and determined the amount of goodwill recognized as of the acquisition date.
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of February 25, 2025, the date of acquisition:

	RMB	US$
	(In millions)
Net assets acquired, excluding intangible assets and deferred tax liabilities	(11)	(2)
Intangible assets	1,192	170
Deferred tax liabilities	(159)	(23)
Goodwill	14,197	2,031

Purchase consideration	15,219	2,176

Goodwill, which is not tax deductible, is primarily attributable to synergies expected to be achieved from the acquisition. The synergies mainly come from the integration of YY Live with the Group’s mobile ecosystem.
Neither the results of operations since the acquisition date nor the pro forma results of operations of the acquiree were presented because the effect of the business combination was not significant to the Group’s consolidated results of operations.
The valuations used in the purchase price allocation were determined by the Group with the assistance of independent third-party valuation firm. The valuation report considered generally accepted valuation methodologies such as the income, market and cost approaches.
The acquisition related costs which were included in general and administrative expenses were immaterial for the year ended December 31, 2025.